UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 1, 2005
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                        PENNFED FINANCIAL SERVICES, INC.
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             (Exact name of registrant as specified in its charter)


       Maryland                     0-24040                  22-3297339
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(State or other                (Commission File No.)      (IRS Employer
jurisdiction of incorporation)                            Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                        07052-2989
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:    (973) 669-7366
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                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 4.02  Non-Reliance on Previously  Issued Financial  Statements or a Related
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Audit Report or Completed Interim Review
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      On  September  1, 2005,  the Audit  Committee of the Board of Directors of
PennFed  Financial  Services,  Inc. (the  "Company"),  in consultation  with the
Company's   management,   determined  that  the  Company's   previously   issued
consolidated statements of cash flows for the fiscal years ended June 30, 2004 and 2003 appearing in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2004 should be restated and, accordingly, such statements of cash flows and the related audit report thereon by the Company's former independent registered public accounting firm, Deloitte & Touche LLP, should no longer be relied upon. The restatement will have no effect on the Company's consolidated statements of financial condition or consolidated statements of income.

      In these previously issued statements of cash flows, the Company had accounted for all loan sale activity as operating activities. In connection with its review of the Company's consolidated financial statements for the quarter ended September 30, 2004, KPMG LLP, the Company's new independent registered public accounting firm, discussed with the Company's management the applicability of Statement of Financial Accounting Standards ("SFAS") No. 102, Statement of Cash Flows, Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale. SFAS No. 102 provides that sales of loans initially originated by the Company for retention in its portfolio (as opposed to loans originated for the purpose of resale) must be accounted for in the statements of cash flows as investing activities. Beginning with its consolidated financial statements for the quarter ended September 30, 2004, the Company has accounted for its loan sale activities in the statements of cash flows in the manner required by SFAS No. 102 and corrected the classification in prior period statements to be consistent with this presentation.

      The Company's restated consolidated statements of cash flows for fiscal years 2004 and 2003 will appear in the Company's fiscal 2005 Form 10-K. The restatement will cause net cash provided by operating activities to decrease, and net cash provided by (used in) investing activities to increase, dollar for dollar, by the following amounts: 2004: $81,813,000; and 2003: $166,112,000. The restatement will have no effect on net cash provided by (used in) financing activities or the net change in cash and cash equivalents for those years. Prior to the Audit Committee's making its decision to restate the 2004 and 2003 consolidated statements of cash flows, the Company's management discussed this matter with both KPMG LLP and Deloitte & Touche LLP.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                PENNFED FINANCIAL SERVICES, INC.



Date: September 7, 2005                         By: /s/Claire M.Chadwick
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                                                    Claire M. Chadwick
                                                    Executive Vice President and
                                                    Chief Financial Officer


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